Exhibit 10.6

PROMISSORY NOTE

Borrower Information
Name:	Date:
Envision Solar International, Inc.	6/1/08
Street Address:	Date of Birth:
4225 Executive Square Suite 1000	N/A
City:	Telephone Number:
La Jolla	858.799.4583
State:	Driver's License Number:
California	N/A
Zip Code:	Social Security Number:
92037	N/A

Lender Information
Name:	Telephone Number:
William S. Adelson	760-994-8780
Street Address:
19503 Vista Del Otero
City:	Make Check Payable To:
Ramona	William S. Adelson
State:
California
Zip Code:
92065

Loan Information
Loan Amount & Interest Due:	Loan Period
1/5/2009 $18,380.40 Jan 09 Rent + bank fee	Due on 12/31/09
1/12/2009 $12,860.30 Archicad payoff
1/16/2009 $ 2,053.14 Payroll for J Lindenfeld
6/30/2009 $ 136.07 Additional Monthly Interest
7/31/09 $ 136.07 Additional Monthly Interest
8/31/09 $ 136.07 Additional Monthly Interest
9/30/09 $ 136.07 Additional Monthly Interest
10/31/09 $ 136.07 Additional Monthly Interest
11/30/09 $ 136.07 Additional Monthly Interest
12/31/09 $ 136.07 Additional Monthly Interest
Total $ 34,246.32
Interest Rate:	Payment Schedule:
5%	Payment of $32,246.32 due on 12/31/09

1.           Promise to Pay. For value received, Envision Solar International, Inc. promises to pay William S. Adelson $32655.86 and interest at the yearly rate of 5% on the unpaid balance as specified below.

2.           Installments.

   ☐  Borrower will pay__________________payments of $__________________each at monthly/yearly/__________________ntervals on the____________ay of the month.

  ☒ Borrower will pay one lump payment of $34,884.30 on 12/31/09.

  ☐ Borrower will pay____________payments of $_______________each at monthly/yearly/________________ntervals with a final balloon payment of__________at the end of the loan term on______________date.

3.  Application of Payments. Payments will be applied first to interest and then to principal.

4.      Prepayment. Borrower may prepay all or any part of the principal without penalty.

5.      Loan Acceleration. It borrower is more than______________days late in making any payment. Lender may declare that the entire balance of unpaid principal is due immediately, together with the interest that has accrued.

7.      Security

 ☐  This is an unsecured note.

 ☒  Borrower agrees that until the principal and interest owed under this promissory note are paid in full, this note will be secured by a security agreement and Uniform Commercial Code Financing statement giving Lender a security interest in the equipment, fixtures, inventory and accounts receivable of the business known as Envision Solar International, Inc.

 ☐  Borrower agrees that until the principal and interest owed under this promissory note are paid in full, this note will be secured by the

☐ mortgage__________________________

☐ deed of trust covering the real estate commonly known as and more fully described as follows:____________________________

8.    Collection Costs. If Lender prevails in a lawsuit to collect on this note, Borrower will pay Lender's costs and lawyer's fees in an amount the court finds to be reasonable.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver, or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of California

Adelson Note Payable

   5%
5/1/2009

Date	Amount	Annual Interest	# Days	Interest	Total	Description

1/5/2009	18,020.00	901.00	146	360.40	18,380.40	Jan 09 Rent + bank fee
1/12/2009	12,620.00	631.00	139	240.30	12,860.30	Arch icad payoff
1/16/2009	2,015.86	100.79	135	37.28	2,053.14	Payroll for J Lindenfeld

	32,655.86			637.98	$33,293.84

6/30/2009				136.07
7/31/09				136.07
8/31/09				136.07
9/30/09				136.07
10/31/09				136.07
11/30/09				136.07
12/31/09				136.07
Total Due	32,655.86			1,590.46	34,246.32

3